ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT B

PROSPECTUS FOR INDIVIDUAL AND GROUP

FLEXIBLE PREMIUM DEFERRED ANNUITIES (the "Contracts")

Supplement dated June 1, 2002 to the Prospectus dated May 1, 2002

The section of the Prospectus entitled "OVERVIEW - Will Any Penalties or Charges Apply If I Surrender A Contract? " is amended in its entirety by substituting the following information for the corresponding information currently appearing in the prospectus:

Will Any Penalties or Charges Apply If I Surrender a Contract?

There are no charges imposed on partial or full surrenders of the Contracts, except that the annual contract maintenance fee will be deducted at the time of a full surrender. Surrender procedures are described in the Surrenders section of this prospectus. A penalty tax may be imposed at the time of a surrender depending on your age and other circumstances of the surrender. Tax consequences of a surrender are described in the Federal Tax Matters section of this prospectus. The right to surrender may be restricted under certain tax-qualified plans.